Exhibit 99.1

AGREEMENT OF

SETTLEMENT AND RELEASE

Introduction

1. The Settling Parties enter into this Agreement to fully, finally, and completely resolve and forever dispose of All Claims between them.

Definitions

2. The following definitions are used for simplicity, govern the terms of this Agreement only and shall not constitute any admission or stipulation of fact for purposes other than this Agreement.

3. The term “Agreement” means this Agreement of Settlement and Release.

4. The term “Plan of Reorganization” means the Third Amended Joint Chapter 11 Plan of Reorganization of Delta Petroleum Corporation and its Debtor Affiliates dated as of and confirmed on August 16, 2012, Case No. 11-14006 (KJC), in the U.S. Bankruptcy Court for the District of Delaware. All capitalized terms used herein and not otherwise defined will have the same meaning as in the Plan of Reorganization.

5. The term “Wapiti Assets” means the assets transferred from the Debtors to Wapiti on or about July 30, 2010 for approximately $130.0 million and the assets transferred from the Debtors to Wapiti on or about June 28, 2011 for gross cash proceeds of approximately $43.2 million.

6. The term “Wapiti Trust” means the Wapiti Recovery Trust established pursuant to the Plan of Reorganization and its predecessors (including, without limitation, Delta Petroleum Corporation), successors and assigns.

7. The term Wapiti means Wapiti Oil & Gas, L.L.C., a Delaware limited liability company, and its predecessors, successors and assigns.

8. The term “Settling Parties” means the Wapiti Trust and Wapiti.

9. The term “Party” means any of the Settling Parties.

10. The term “Representatives” means with respect to each Party, such Party’s present and former subsidiaries, parents, affiliates, insurers, controlled companies, agents, consultants, representatives, trustees, officers, directors, managers, employees, principals, partners, members, predecessors, successors, assigns, transferees, beneficiaries, heirs, executors, administrators, attorneys, and any present or future immediate or mediate transferee with respect to all or any portion of the Wapiti Assets within the meaning of 11 U.S.C. § 550(a)(2).

11. The terms “Third Party” and “Third Parties” means any person or persons and/or entity or entities, other than any of the Settling Parties.

12. The term “Underlying Matters” means:

(i)	The Wapiti Causes of Action;

(ii)	Wapiti Assets;

(iii)	Any claims and/or causes of action under 11 U.S.C. § 550 against any present or future immediate or mediate transferee (within the meaning of 11 U.S.C. § 550(a)(2)) of Wapiti with respect to all or any portion of the Wapiti Assets;

(iv)	any past dealings, agreements, relationships, representations, and/or communications by, between and/or among the Settling Parties and/or their respective Representatives (or any of them);

(v)	any past actual or alleged conduct by Wapiti, the Wapiti Trust or their respective Representatives; and

(vi)	All Claims that have been made or could be made (A) by Delta Petroleum Corporation, Par Petroleum Corp. or the Wapiti Trust against Wapiti or its Representatives or that relate to the Wapiti Assets; or (B) by Wapiti against Delta Petroleum Corporation, Par Petroleum Corp. or the Wapiti Trust, and each of their respective Representatives.

13. The term “All Claims” means: (i) any and all liability, damages, injuries, expenses, costs, equitable relief and/or attorneys’ fees, and whether or not asserted or unasserted, known or unknown, accrued or unaccrued, anticipated or unanticipated, fixed or contingent, liquidated or unliquidated, arising from federal or state law, arising from statutory or common law, arising in contract or in tort, and/or arising at law or in equity — that arise out of, concern, and/or in any way relate to sub-clauses (i) through (v) of the definition of Underlying Matters; and/or (ii) any and all claims, counterclaims, complaints, demands, suits, allegations, actions, and/or causes of action accrued or pending as of the date of this Agreement — whether or not asserted or unasserted, known or unknown (including any claims, counterclaims complaints, demands, suits, allegations, actions and/or causes of action that any Party does not know of or suspect to exist in its favor at the time of the Agreement which, if known by that Party, might have affected its settlement with and release of any other Party (an “Unknown Claim”)), anticipated or unanticipated, fixed or contingent, liquidated or unliquidated, arising from federal or state law, arising from statutory or common law, arising in contract or in tort, and/or arising at law or in equity — that arise out of, concern, and/or in any way relate to sub-clauses (i) through (v) of the definition of Underlying Matters.

14. The term “Consideration” means:

(i)	a one-time payment by Wapiti in the amount of One Million Five Hundred Thousand Dollars ($1,500,000) (“Cash Consideration”);

And

(ii)	the promises, agreements, releases, warranties, representations and disclaimers contained in this Agreement.

Background

15. Pursuant to the Plan of Reorganization, the Debtor established the Wapiti Trust to investigate and pursue the Wapiti Causes of Action, including any fraudulent conveyance claim relating to Wapiti or the Wapiti Assets, among other allegations, and the Wapiti Causes of Action were transferred to, and are now wholly owned by, the Wapiti Trust. After due consideration of the Wapiti Causes of Action, the Wapiti Trust and Wapiti negotiated in good faith and at arm’s length to settle the Wapiti Causes of Action and the Underlying Claims pursuant to the terms hereof.

16. The Settling Parties agree that, in order to avoid the hardship, trouble, uncertainty and expense associated with vigorously contested litigation, this Agreement is the proper means by which to fully, finally, and completely resolve and forever dispose of All Claims.

Payment of the Consideration

17. Upon execution of this Agreement, and no later than September 19, 2012, Wapiti will pay the Cash Consideration to the Wapiti Trust by wire transfer to the following Wapiti Trust bank account:

Amegy Bank, N.A.

Account Officer: Wakefield Thompson

Bank Routing Number: 113011258

Account Number: 54025091.

Receipt and Sufficiency of the Consideration

18. This Agreement shall not be effective unless and until Wapiti pays the Cash Consideration to the Wapiti Trust in accordance with Paragraph 17 above.

19. Each of the Settling Parties acknowledge and confess the sufficiency of the Consideration defined in Paragraph 14 above and specifically agree that the Consideration was bargained for and accepted by all Settling Parties, whether identified as the recipients of sums of money or other consideration described in Paragraph 14 or otherwise.

Release

20. For (and as part of) the Consideration, each of the Wapiti Trust and Wapiti releases, acquits, and forever discharges, respectively, Wapiti and the Wapiti Trust and their respective Representatives from All Claims.

21. For (and as part of) the Consideration, each of the Wapiti Trust and Wapiti promises and agrees not to make or cause to be made any claim, not to file or cause to be filed any complaint (administrative or otherwise), and not to file or cause to be filed any legal action against, respectively, Wapiti and the Wapiti Trust or their respective Representatives that arises out of, concerns, and/or in any way relates to any of the Underlying Matters.

22. For (and as part of) the Consideration, the Settling Parties promise and agree: (i) that they bargained for the release, relinquishment and discharge of All Claims (including Unknown Claims); (ii) that they are accepting the Consideration in full, final, and complete bar, satisfaction, and settlement of All Claims; and (iii) that they are familiar with and expressly waive the provisions, rights and benefits of California Civil Code § 1542 and any provisions, rights and benefits conferred by any law of any state or territory of the United States or principle of common law which is similar, comparable or equivalent to California Civil Code§ 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

THE SETTLING PARTIES ACKNOWLEDGE THAT THEY MAY HEREAFTER DISCOVER FACTS IN ADDITION TO OR DIFFERENT FROM THOSE THAT THEY NOW KNOW OR BELIEVE TO BE TRUE WITH RESPECT TO THE SUBJECT MATTER OF THE UNDERLYING MATTERS, BUT THE SETTLING PARTIES SHALL EXPRESSLY HAVE FULLY, FINALLY AND FOREVER SETTLED, RELEASED AND DISCHARGED ALL CLAIMS, KNOWN OR UNKNOWN CLAIMS, SUSPECTED OR UNSUSPECTED, CONTINGENT OR NON-CONTINGENT, WHETHER OR NOT CONCEALED OR HIDDEN, WHICH NOW EXIST, OR HERETOFORE HAVE EXISTED UPON ANY THEORY OF LAW OR EQUITY NOW EXISTING OR COMING INTO EXISTENCE IN THE FUTURE, INCLUDING, BUT NOT LIMITED TO, CONDUCT WHICH IS NEGLIGENT, RECKLESS, INTENTIONAL, WITH OR WITHOUT MALICE, OR A BREACH OF ANY DUTY, LAW OR RULE, WITHOUT REGARD TO THE SUBSEQUENT DISCOVERY OR EXISTENCE OF SUCH DIFFERENT OR ADDITIONAL FACTS.

23. The terms, provisions, promises and/or agreements contained within the preceding four paragraphs do not apply to release any Party from any obligations, liabilities, claims, complaints, demands, allegations, causes of action, injuries, or damages arising from the breach of any promise, agreement, term, provision, warranty, or representation contained in this Agreement.

Indemnification

24. For (and as part of) the Consideration, the Wapiti Trust has promised to and agreed to, and does hereby, indemnify and hold harmless Wapiti and its Representatives from All Claims made and/or filed in the future by, through, under, on behalf of, or as derived from only itself or its respective interests, as the case may be. Notwithstanding any other provision of this paragraph, the indemnification provided for herein shall not extend to any such future claims, demands, injuries, damages, actions, cross-actions, third-party actions, actions for contribution and/or indemnity and/or other causes of action that arise from a breach by Wapiti Trust of any promise, agreement, term, warranty, and/or representation contained in this Agreement.

25. For (and as part of) the Consideration, Wapiti has promised to and agreed to, and does hereby, indemnify and hold harmless the Wapiti Trust and its Representatives from All Claims made and/or filed in the future by, through, under, on behalf of, or as derived from only itself or its respective interests, as the case may be. Notwithstanding any other provision of this paragraph, the indemnification provided for herein shall not extend to any such future claims, demands, injuries, damages, actions, cross-actions, third-party actions, actions for contribution and/or indemnity and/or other causes of action that arise from a breach by Wapiti of any promise, agreement, term, warranty, and/or representation contained in this Agreement.

Warranties

26. For (and as part of) the Consideration, each Settling Party or entity included in the definition of either Party (only for himself/herself or itself as the case may be) expressly promises, agrees, warrants, and represents:

(i)	that the person executing this Agreement on behalf of such Settling Party or entity included in the definition of either Party is legally competent and able to execute this Agreement;

(ii)	that the person executing this Agreement on behalf of such Settling Party or entity included in the definition of either Party is authorized to execute and deliver this Agreement in the capacities indicated, and on behalf of those parties as defined, herein and has the power and authority to perform such Settling Party’s or entity included in the definition of either Party’s obligations hereunder;

(iii)	that such Settling Party or entity included in the definition of either Party is the sole and exclusive owner of All Claims that could be asserted by that Settling Party against any other Settling Party or its Representatives relating to the Underlying Matters, and that such Settling Party has not assigned, pledged, and/or otherwise in any manner whatsoever sold, transferred, or otherwise encumbered, either by instrument in writing or otherwise, all or any portion of All Claims of that Settling Party;

(iv)	that before executing this Agreement, such Settling Party or entity included in the definition of either Party has fully informed himself or itself, as the case may be, of this Agreement’s terms, contents, conditions, and effects;

(v)	that before executing this Agreement, such Settling Party or entity included in the definition of either Party has had the benefit and advice of counsel of such Settling Party’s or entity included in the definition of either Party’s own choosing;

(vi)	that such Settling Party or entity included in the definition of either Party has not filed or caused to be filed any suit or action against any other Settling Party that arises out of, concerns, and/or in any way relates to any of the Underlying Matters; and

(vii)	the terms of this Agreement will be binding upon and fully enforceable by and against such Settling Party and its Representatives.

Disclaimer of Reliance

27. Each Settling Party expressly represents and warrants and does hereby state and represent that no promise or agreement which is not expressed in this Agreement has been made to them in connection with their execution of this Agreement and that they are not relying upon any statement, representation or disclosure of any of the parties they are releasing hereby except as expressly set forth in this Agreement.

Binding

28. This Agreement is binding, valid and enforceable upon the execution by Wapiti, the Wapiti Trust and any two of the three board members of the Wapiti Trust.

Non-Disparagement

29. The Settling Parties agree that they will refrain from making any representation, statement, comment or any other form of communication (hereinafter collectively referred to as “representation”), whether written or oral, to any person or entity, which representation has the effect or tendency to disparage, denigrate, or otherwise reflect negatively on any other Settling Party, other Settling Party and/or their respective Representatives.

No Admission of Liability

30. For (and as part of) the Consideration, it is the clear understanding and agreement of the Settling Parties: (i) that neither the giving nor acceptance of the Consideration shall in any manner be construed or used as an admission of liability or wrongdoing on the part of any of the Settling Parties; and (ii) that the giving and acceptance of the Consideration is for the sole and exclusive purpose of buying peace, compromising and settling All Claims, and avoiding and eliminating the expense and hardship of litigation.

Complete Agreement

31. For (and as part of) the Consideration, the Settling Parties agree: (i) that this Agreement contains the complete agreement between them regarding any and all facets of All Claims; (ii) that this Agreement supersedes all prior written and/or oral agreements, relationships, and/or understandings between any of them regarding All Claims; and (iii) that there are no contemporaneous written and/or oral agreements or representations between any of them regarding All Claims except as are expressly stated within this Agreement.

Severability/Additional Documents and/or Action

32. For (and as part of) the Consideration, the Settling Parties promise and agree: (i) that, except with respect to Paragraphs 17 and 18 above, if one or more of the agreements, undertakings, and/or terms embodied in this Agreement should later be found to be void, voidable, or ineffective, then that finding shall have no effect on the remainder of the agreements, undertakings, and/or terms embodied herein, which remaining agreements, undertakings, and/or terms shall remain in full force and effect; (ii) that, if any agreements, undertakings, and/or terms contained in this Agreement are later found to be void, voidable, and/or ineffective, then (as to those agreements, undertakings, and/or terms) the Settling Parties will negotiate in good faith with each other to modify this Agreement so as to give effect to their original intent as closely as possible; and (iii) that the Settling Parties will cooperate fully and execute any and all supplementary and/or additional documents (and take any and all additional action) which may be reasonably necessary to give full force and effect to this Agreement.

Drafting

33. The Settling Parties acknowledge that they have jointly participated in the drafting of this Agreement. This Agreement shall not be construed against any Party because of any Party’s involvement in drafting this Agreement.

Applicable Law

34. For (and as part of) the Consideration, the Settling Parties agree that this Agreement is made and performable in Harris County, Texas, and that this Agreement is made under and shall be interpreted, construed, and enforced in accordance with the laws of the State of Delaware without regard to any choice of law provision.

Choice of Forum

35. Any action arising out of this Agreement, or relating to the performance or any breach of the Settling Parties hereunder or the interpretation hereof, shall be brought only in the United States Bankruptcy Court for the District of Delaware, and each of the Settling Parties (a) consents to jurisdiction in such court, (b) agrees that it will not bring any action relating to this Agreement, including, but not limited to, the performance or breach or interpretation of this Agreement, in any court other than the United States Bankruptcy Court for the District of Delaware, and (c) agrees that any such action should, to the extent possible, be referred to Judge Kevin Carey.

Counterparts, Photocopies, Etc.

36. For (and as part of) the Consideration, the Settling Parties agree that this Agreement may be executed in multiple counterparts and/or sets of counterparts, and all counterparts and/or sets of counterparts so executed shall constitute one Agreement binding upon all of them, notwithstanding the fact that all of them may not be signatory to the same counterpart or set of counterparts. A photocopy of a signed signature page is as good as the original signed signature page. When each signatory has signed his, her, or its respective signature page, any of the Settling Parties’ lawyers are authorized to compile one Agreement with each of the signed signature pages (or copies of each of the signed signature pages) attached thereto, and that compiled Agreement shall be as good as an original Agreement signed by all of the signatories.

Descriptive Headings

37. For (and as part of) the Consideration, the Settling Parties promise and agree that the descriptive headings of the several paragraphs of this Agreement were inserted for convenience only and shall not be deemed to affect the meaning, interpretation, or construction of any of the terms or provisions of this Agreement.

Contractual Terms/Survival

38. For (and as part of) the Consideration, the Settling Parties promise and agree that: (1) each term, representation, and warranty contained in this Agreement is negotiated, bargained for, and contractual—and is not a mere recital; and (2) each term, representation, and warranty contained in this Agreement survives the execution of this Agreement.

Amendment

39. This Agreement may not be modified or amended, nor may any of its provisions be waived, except by a writing signed by all Settling Parties or their successors-in-interest.

Waiver of Jury Trial

40. THE SETTLING PARTIES EXPRESSLY AND IRREVOCABLY WAIVE ANY RIGHT TO TRIAL BY JURY FOR ANY CLAIM, COUNTERCLAIM, ACTION OR OTHER PROCEEDINGS ARISING UNDER OR RELATING TO THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER, THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR THE RELATIONSHIP BETWEEN THE PARTIES, IN EACH CASE WHETHER SUCH CLAIM, COUNTERCLAIM, ACTION OR OTHER PROCEEDING IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

[Signatures continued on the next page]

THE WAPITI RECOVERY TRUST

By:	/s/ John T. Young
John T. Young, Jr., Trustee and Board Member of the Wapiti Recovery Trust

By:	/s/ Watersone Capital Management LP
as investment manager, Board Member of the Wapiti Recovery Trust

	By:	/s/ Jeffrey C. Erb
General Counsel

STATE OF	TEXAS	§
§
COUNTY OF	HARRIS	§

Before me, the undersigned authority, on this day personally appeared John T. Young, Jr., and                      authorized signatories for The Wapiti Recovery Trust, known to me to be the persons whose names are ascribed to the foregoing Agreement of Settlement and Release, and acknowledged to me that they is duly authorized to execute this Agreement in the above capacities, and that they executed the same in the above capacities for the purposes and consideration therein expressed.

Subscribed and sworn to before me this 19th day of September, 2012.

/s/ Kay-La Hughes
Notary Public

My commission expires: 6/25/2013

STATE OF:	Minnesota	§
§
COUNTY OF:	Hennepin	§

Before me, the undersigned authority, on this day personally appeared Jeffrey C. Erb, authorized signatory for Waterstone Capital Mangement, LP, acting as investment manager, as a Board Member of The Wapiti Recovery Trust, known to me to be the person whose name is ascribed to the foregoing Agreement of Settlement and Release, and acknowledged to me that he is duly authorized to execute this Agreement in the above capacities, and that they executed the same in the above capacities for the purposes and consideration therein expressed.

Jeffrey C. Erb	/s/ Jeffrey C. Erb
Subscribed and sworn to before me this 19th day of September, 2012.

/s/ Christina Marie Newcombe
Notary Public
My commission expires 01/31/2013

WAPITI OIL & GAS, L.L.C.

By:	/s/ Bart Agee
Bart Agee, President & CEO

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

Before me, the undersigned authority, on this day personally appeared Bart Agee, known to me to be the person whose name is ascribed to the foregoing Agreement of Settlement and Release, and acknowledged to me that she is duly authorized to execute this Agreement in the above capacities, and that she executed the same in the above capacities for the purposes and consideration therein expressed.

Subscribed and sworn to before me this 19th day of September, 2012.

/s/ Robert W. Kirkland
Notary Public

My commission expires: 7/8/2015